                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED JANUARY 6, 1997)
                (TO PROSPECTUS SUPPLEMENT DATED JANUARY 6, 1997)

                                     PROSPECTUS NUMBER: 1438
                                     DATED: JANUARY 14, 1997
REVISED

                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                FIXED RATE NOTES



BASE RATE:                Fixed


INDEX MATURITY:           N/A


TRADE DATE:               January 14, 1997


SETTLEMENT DATE:          January 17, 1997


MATURITY DATE:            January 20, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   N/A


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     N/A


INTEREST PAYMENT DATES:   May 15, November 15 and Maturity, subject to following business day convention.


INITIAL INTEREST RATE:    5.81000%


FORM:                     Book-entry

